EXHIBIT 10.1



                                    Agreement


NOW ON this 15th day of April, 2004, this Agreement is by and between WYOMING OIL & MINERALS, INC., a Wyoming corporation (WOM), BLUE STAR ACID SERVICE, INC., a Kansas corporation (SELLER), and CONSOLIDATED OIL WELL SERVICES, INC., a Kansas corporation (BUYER).

WHEREAS, WOM is the sole shareholder of SELLER; SELLER is engaged in the business of servicing oil and gas wells in Kansas and Oklahoma; SELLER has agreed to sell, and BUYER has agreed to purchase, all of the hereinafter described property and assets of SELLER on the terms set forth herein.

NOW THEREFORE, FOR ONE DOLLAR AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged, the parties enter into the following agreement:

1.   THE PROPERTY

1.1 SELLER hereby agrees to sell, assign, transfer and convey to BUYER, and BUYER hereby agrees to purchase from SELLER, all SELLER assets, operations, real estate, personal property, machinery and tools, vehicles, equipment, inventory and supplies, accounts, accounts and notes receivable, all leases, contract rights, licenses, permits, customer lists and rights of any kind and nature, including the names and marks of SELLER, telephone numbers and listings, and goodwill, as more fully described on the attached Exhibit `A' list of real and personal property and Exhibit `B' list of accounts receivable, all of which is hereinafter referred to as the 'property'.

1.2 SELLER shall convey the real estate to BUYER by Special Warranty Deed, and shall convey the other property and accounts receivable to BUYER by Bill of Sale and Assignment, copies of which are attached hereto. SELLER shall promptly execute such other documents, at the request of BUYER, as may be necessary to implement the terms of this Agreement and approved by counsel for SELLER, including, but not limited to, certificates of title to all vehicles.

1.3 BUYER agrees to accept the property in its present condition, "as is, where is," with no warranty of any kind with regard to the condition of the property or fitness for any particular purpose. BUYER has inspected the property prior to executing this Agreement and hereby represents and warrants that it has not relied on SELLER or WOM for any information about the condition of the property.

2.   PURCHASE PRICE

     BUYER shall pay SELLER the total sum of $1,200,000 for the property, subject to the adjustments and prorates noted hereinafter, by cash, certified check or wire transfer at the time of closing. The purchase price shall be allocated as follows:



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                                      Real Estate:         $  45,750

                             Inventory & Supplies:         $  20,000

                      Vehicles, Equipment & Tools:       $ 1,029,250

                              Accounts Receivable:         $ 105,000

3.   BLUE STAR DEBTS & LIABILITIES

3.1 In addition to the purchase price described in Section 2, BUYER shall assume and pay or otherwise satisfy certain SELLER current (not over 30 days past invoice date) normal trade debt payables that are listed on the attached Exhibit `C' up to the amount stated on Exhibit `C,' any trade payable that arise in the ordinary course of business since April 9, 2004, the BLUE STAR operating loan at Home Bank & Trust Co., Eureka, Kansas, in the principal amount of $98,631.01, plus interest, and the mortgage loan relating to the real property in the principal amount of $25,382.03 plus interest as reflected by the Promissory Notes and Loan Documents attached Exhibit C-1. BUYER agrees to execute and deliver to SELLER at closing an assumption agreement with regard to these debts and liabilities in the form attached hereto as Exhibit "D" and incorporated herein by reference.

3.2 SELLER shall pay or otherwise satisfy, and shall indemnify and hold BUYER harmless from, all BLUE STAR debts and liabilities not listed or in excess of the amounts stated on Exhibit `C'. A listing of other BLUE STAR debts and liabilities not being assumed by BUYER is set forth on the attached Exhibit `E'.

4.   REPRESENTATIONS & WARRANTIES

4.1  SELLER represent and warrant that:

     (a) SELLER has good and merchantable title to the property, free and clear of all liens and encumbrances;

     (b) all documents and records provided to BUYER by SELLER pertaining to the property, accounts receivable, and the trade payables and Home Bank & Trust Co. operating loan, are true, accurate and complete;

     (c) the accounts listed on Exhibit `B' are valid, existing debts owed to SELLER and the amounts listed are due, owing and unpaid and not contingent or, to the knowledge of SELLER, uncollectable, and to the knowledge of SELLER, the account debtor is not now in bankruptcy nor has discharged the debt in bankruptcy, unless so indicated on Exhibits `B' or `F';

     (d) SELLER is a corporation in good standing in the state of Kansas with full power and authority to engage in business in Kansas and Oklahoma;

     (e) the sale to Buyer and this Agreement has been approved by the Board of Directors of SELLER, and the undersigned SELLER officers have been authorized and directed to execute this Agreement and the Warranty Deed and Bill of Sale and Assignment;

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
     (f) SELLER has complied in all material respects with their respective Articles of Incorporation and Bylaws, and all applicable laws, regulations and rules, all judgments, writs, injunctions and decrees of federal, state and municipal governments or any department, agency or other instrumentality thereof, applicable to their respective business or property and the sale to BUYER hereunder;

     (g) SELLER has obtained and maintained all permits and licenses necessary for the operation of business, and is not in violation of any such permit or license;

     (h) there are no pending lawsuits or pending or known potential claims in respect to SELLER or the property or the accounts receivable, except as stated on the attached Exhibit `F'; and

     (i) SELLER has not unlawfully stored, treated, disposed of, or transported Hazardous Substances on or in the property, and SELLER has no knowledge of the presence of any unlawful Hazardous Substances in or on the property. For purposes of this Agreement, the term "Hazardous Substances" shall be interpreted broadly to include, but not be limited to, substances designated as hazardous under the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq. the Federal Water Pollution Control Act, 33 U.S.C. 1257, et seq., the Clean Air Act, 42 U.S.C. 2002, et seq., or the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. 2601, et seq., and any applicable State law or regulation. The term shall also be interpreted to include but not be limited to any substance which after release into the environment and upon exposure, ingestion, inhalation or assimilation either from the environment or by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer and/or genetic abnormalities.

4.2  BUYER represents and warrants that:

     (a) BUYER is a corporation in good standing in the State of Kansas with full power and authority to engage in business in Kansas and Oklahoma;

     (b) BUYER has full right, power and authority to enter into this Agreement and to perform its obligations as described herein;

     (c) This Agreement is the legal, valid and binding obligation of the BUYER, enforceable against the BUYER in accordance with its terms; and

     (d) This Agreement has been approved by the Board of Directors of BUYER and all other necessary authority, and the undersigned BUYER officers have been authorized and directed to execute this Agreement.



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5.   INDEMNITY

5.1 From and after the effective date of this Agreement, BUYER shall indemnify and hold SELLER, its officers, directors, shareholders, employees, agents, successors and permitted assigns harmless from compliance with any local, state or federal law or regulation pertaining to the property, and all claims, demands and causes of action, including costs, expenses and attorney fees, arising out of ownership or operation of the property on or after the closing date of this Agreement.

5.2 SELLER and WOM shall indemnify and hold BUYER, its officers, directors, shareholders, employees, agents, successors and permitted assigns, harmless from compliance with any local, state or federal law or regulation pertaining to the property, and all claims, demands and causes of action, including costs, expenses and attorney fees, arising out of any of SELLER's acts or omissions pertaining to the property or the operations of SELLER occurring prior to the closing date of this Agreement.

6.   PROOF OF MARKETABLE TITLE

6.1 BUYER shall upon execution of this Agreement promptly obtain a title insurance commitment on the real estate showing marketable title in SELLER in the amount of the purchase price allocated to the real estate. The cost of this title insurance shall be divided equally between the parties. If valid objections are made to marketability of title, SELLER shall have a reasonable time in which to satisfy such objections, and if legal proceedings are necessary, such proceedings shall be commenced promptly and completed in a reasonable time. If necessary, the closing date shall be extended for a period not to exceed thirty days to allow SELLER the opportunity to cure any defects in title brought to its attention by BUYER.

6.2 BUYER may obtain a UCC and local lien search at its expense and report to SELLER the existence of any liens that must be removed in order to convey clear title to BUYER. Any liens revealed by this search may be satisfied at closing or from the proceeds of sale to be delivered to SELLER at closing.

7.   PROPERTY TAXES

     SELLER shall pay all real estate and personal property taxes and assessments which are due and payable against the property for the year 2003 and all prior years. Taxes for the year 2004 shall be prorated between SELLER and BUYER to the date of closing, based on the 2003 tax rate, with such adjustment being made from the purchase price at the date of closing. BUYER shall pay all taxes and assessments for the years 2004 and thereafter.

8.   CARE OF PROPERTY PRIOR TO CLOSING

     Until the closing date, SELLER shall maintain and continue all normal SELLER business operations and shall keep and maintain the property in good condition and repair and not to allow waste or permit nuisance thereon. SELLER shall promptly notify BUYER of any material change in SELLER operations or the condition of any property between the date of this Agreement and the date of closing. SELLER shall have an affirmative duty to promptly update and supplement the disclosures and representations hereunder and the attached Exhibits, as necessary, prior to the closing date.


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
9.   LIENS

     SELLER shall not allow or permit any mechanic's or materialman's liens to attach to the property prior to the date of closing, and shall pay for any labor or materials in connection with maintenance and repairs on the property that could result in a lien being filed after closing.

10.  NON-COMPETE & CONFIDENTIALITY

10.1 For a period of three (3) years from and after the date of closing, within the States of Kansas and Oklahoma, SELLER and WOM shall not, directly or indirectly, compete with BUYER in any type of business that was performed by SELLER in the one year period prior to the date of this Agreement, including, but not limited to, any type of oil or gas well servicing for hire or compensation.

10.2 From and after the date of closing, neither SELLER nor WOM shall disseminate or disclose to anyone other than BUYER, or use for any purpose, any listing of the names of SELLER customers and services performed for such customers, nor shall SELLER or WOM use the name "BLUE STAR" without the prior written consent of BUYER.

10.3 Violation of this section shall entitle BUYER to injunctive relief and all damages proximately resulting from such violation, including costs, expenses and attorney fees.

11.  CONDITIONS PRECEDENT TO THE CLOSING

11.1 BUYER's obligations to close the purchase under this Agreement are contingent on (i) BUYER securing acceptable financing for the purchase,
     (ii) BUYER and Russell W. McCoy entering into a mutually agreeable employment contact and non-competition agreement, (iii) all representations of SELLER made hereunder being true, correct and accurate on the closing date, and (iv) SELLER executing and delivering at closing all documents required hereunder.

11.2 The obligations of SELLER to close the purchase under this Agreement are contingent on (i) all representations and warranties of BUYER set forth herein being true and correct in all material respects at the closing date as if made at that time; (ii) BUYER having performed all covenants and conditions required by it to be performed hereunder; and (iii) the willingness and ability of BUYER to tender the purchase price for the property to SELLER.

11.3 BUYER shall make a good faith attempt to notify SELLER, in writing, prior to the closing date in the event a contingency in 11.1 does not occur and, in such event, the parties may mutually extend the closing date or either party may terminate this Agreement.


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
12.  CLOSING/EFFECTIVE DATE & POSSESSION

12.1 The closing and effective date for this transaction is Tuesday April 20, 2004, and, subject to satisfaction of the conditions set forth above and the tender of the purchase price, BUYER shall be entitled to possession of the property from and after the date and time of closing.

12.2 At closing, BUYER shall tender to SELLER the purchase price, and SELLER shall deliver to BUYER a fully executed Warranty Deed and Bill of Sale and Assignment of all property sold hereunder and such other documents as may be necessary to implement the terms of this Agreement.

12.3 The parties agree that the closing shall be accomplished by means of an escrow arrangement with a mutually agreeable escrow agent in accordance with the terms of Annex 1, attached hereto and incorporated herein by reference.

13.  NOTICES

     Any notices required hereunder shall be sent certified mail, return receipt requested, or by overnight delivery through Federal Express, UPS or Airborne, directed to the parties as follows:

      WYOMING OIL & MINERALS, INC. &  BLUE STAR ACID SERVICE, INC.
      Attention: Bill Conrad, President
      5525 Erindale Drive, Suite 201, Colorado Springs, Colorado   80918
      FAX  719-260-8516
               With a copy to counsel:   David Babiarz
                                         Attorney at Law
                                         Dufford and Brown PC
                                         1700 Broadway, Suite 1700
                                         Denver, Colorado  80290
                                         FAX  303-832-3804

      CONSOLIDATED OIL WELL SERVICES, INC.
      Attention:  Steve Stanfield, President
      211 West 14th Street, Chanute, Kansas 66720
      FAX 620-431-0012
               With a copy to counsel:   Kurt F. Kluin
                                         Attorney at Law
                                         Kluin & Bolt, LLC
                                         P.O. Box G,  105 South Highland,
                                         Chanute, Kansas 66720
                                         FAX 620-431-1602
                                         E-mail kurtk@kluinlaw.com



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14.  EXPENSES & FEES

14.1 Each party shall pay their own costs, expenses and fees in connection with this Agreement and the closing of the transaction.

14.2 Neither party has employed a broker or realtor in connection with this transaction.

15.  SURVIVAL

     All representations, warranties and covenants of the parties shall survive the execution and consummation of this Agreement.

16.  CHOICE OF LAW & VENUE

     This Agreement has been made at Chanute, Neosho County, Kansas, and shall be construed under the laws of the State of Kansas. The sole and exclusive venue for any action arising out of this Agreement is the District Court of Neosho County, Kansas.

17.  INTERPRETATION

     This Agreement is the result of joint negotiations and efforts in drafting, and nothing herein shall be construed against either party simply as a result of such party being the draftsman of this Agreement.

18.  ENTIRE AGREEMENT

     This document constitutes the entire agreement and understanding of the parties. The February 20, 2004, Non-Disclosure Agreement between the parties is merged into this Agreement.

19.  AMENDMENT & WAIVER

     This Agreement may not be amended, altered or modified, and no term or condition herein shall be deemed waived or released, except by written agreement signed by the parties.

20.  SEVERABILITY

     In the event any term or condition of this Agreement is deemed unenforceable for any reason, such provision shall not invalidate the remaining portions of this Agreement.

21.  MISCELLANEOUS

21.1 Time is of the essence under this Agreement.

21.2 The terms of this Agreement shall extend to and be binding upon the heirs, executors, administrators, trustees, successors and assigns of the parties.

21.3 Headings in this Agreement are for convenience only and shall not be considered in interpreting this Agreement.


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
IN WITNESS WHEREOF, the parties have hereunto set their hand effective the date first above written.

WYOMING OIL & MINERALS, INC.

/s/ Bill M. Conrad                                       04/19/04
---------------------------------                    ------------------
Bill M. Conrad                                             date
President


BLUE STAR ACID SERVICE, INC.

/s/ Russell W. McCoy                                      04/19/04
---------------------------------                    ------------------
Russell W. McCoy                                           date
President


CONSOLIDATED OIL WELL SERVICES, INC.

/s/ Steve Stanfield                                       04/19/04
---------------------------------                    ------------------
Steve Stanfield                                             date
President




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



                                   EXHIBIT `A'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.

                          ~ Property and Assets Sold ~


All BLUE STAR assets, operations, real estate, personal property, machinery and tools, vehicles, equipment, inventory and supplies, accounts, accounts and notes receivable, all leases, contract rights, licenses, permits, customer lists and rights of any kind and nature, including the names and marks of BLUE STAR, telephone numbers and listings, and goodwill, including the following:

Real estate (legal description):

         A tract lying in the Northwest Quarter (NW/4) of Section 30, Township 29 South, Range 18 East, Neosho County, Kansas, described as:
         Commencing at the SE/c NW/4, thence N 00(0)00'00" E, (an assumed bearing), 597 feet along the quarter section line to the true point of beginning, thence N 89(0)58'25" W, parallel with the South line of said NW/4, 577.5 feet (35 rods); thence N 00(0)00'00" E, 294 feet, thence S 89(0)58'25" E, 577.5 feet to the quarter section line; thence S 00(0)00'00" W, 294 feet to the point of beginning, containing 3.9 acres, more or less

 Equipment & Tools (list):

             2    Haliburton wire lines
             2    2" wash heads
             1    5 1/2" rotating cement swivel
             1    4 1/2" rotating cement swivel
             2    Martin Decker 6,000 psi recorders
             1    2" Haliburton Flow meter
             1    Ball injector gun
                 Cement heads
                   2   4 1/2"
                   3   5 1/2"
                   1   7"
                   2   8 5/8"
                   1   10 3/4"
                   1   2 7/8"
             2    60 gallon air compressors (1 @ Eureka shop; 1 @ Thayer shop)
             2    30 ton floor jacks
             1    Miller wire feed welder
             1    Oxygen Acetylene cutting torch
             2    Toyota 4,000 lb fork lifts -- approximately '89 and '90 models
                       (1 @ Eureka and 1 @ Thayer shop)
             1    1,100 cubic foot regular cement silo
             1    1,000 cubic foot pozmix silo


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
             1    500 Bbl. Frac tank
             1    16 foot car trailer (has title)
             2    office desks
             4    office chairs
             3    file cabinets
             1    Canon PC 940 copy machine
        Each foreman pickup equipped with miscellaneous hand tools, sockets, pipe wrenches, and other tools needed to complete their job duties

Vehicles (list year, make, model and VIN):

     Acid Pump Truck

     1996 FORD L9000 Twin Screw Acid Pump Truck, S/N-1FDYU90U1TVA25507, p/b
          CUMMINS N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 225" Wheelbase, Air Ride Suspension, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump p/b Hydraulic Motor, (2) 500-Gallon Acid Tanks, Hard Lines w/Rack, HALLIBURTON Flow Meter, Operator's Controls, 11R22.5 Tires, Budd Wheels, 400,564 Miles on Odometer (Unit #19, KS Lic #PWP-355) (Reported by Owner to Have Been Built in 2002)

     Cement Pump Trucks

     1997 FORD Louisville Twin Screw Cement Pump Truck, S/N-1FDYS96Y0VVA44441, p/b CUMMINS N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 230" Wheelbase, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 214,347 Miles on Odometer (Unit #21, KS Lic #UBY-784) (Reported by Owner to Have Been Built in May, 2002)

     1995 INTERNATIONAL 9200 Twin Screw Cement Pump Truck,
          S/N-2HSFMAHR5SC059443, p/b CUMMINS M-11 Diesel Engine, ROCKWELL 9-Speed Transmission, 230" Wheelbase, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 629,535 Miles on Odometer (Unit #25, KS Lic #PWP-360)

     1989 FORD L9000 Twin Screw Cement Pump Truck, S/N-1FDYA90W9KVA424449, p/b
          CUMMINS Big Cam-3 Diesel Engine, EATON FULLER 9-Speed Transmission, 248" Wheelbase, (2) 75-Gallon Fuel Tanks, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 530,000 Miles on Odometer (Unit #12, KS Lic #PWP-357) (Reported by Owner to Have Been Built in 2001)

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     Vacuum Trucks

     1989 FORD L9000 Twin Screw Vacuum Truck, S/N-1FDYA90W7KVA42465, p/b CUMMINS
          Big Cam-4 Diesel Engine, Manual Transmission, 248" Wheelbase, Double Frame, 80-Barrel Fiberglass Lined Vacuum Tank (Reported to be New), BOWIE 3" Gear Pump, MASSPORT 2" Vacuum Pump, Hydraulic System, 11R24.5 Tires, Budd Wheels, 584,000 Miles on Odometer (Unit #24, KS Lic #UBY-764) (Reported by Owner to Have Been Built in 2001)

     1991 INTERNATIONAL 9400 Twin Screw Vacuum Truck, S/N-2HSFHBAR6MC048149, p/b
          CUMMINS L-10 Diesel Engine, 15-Speed Manual Transmission, 218" Wheelbase, Air Ride Suspension, 80-Barrel Fiberglass Lined Vacuum Tank, Hydraulic System (Reported New in 2002), CHALLENGER 360 Vacuum Pump, 11R22.5 Tires, Budd Wheels, 661,000 Miles on Odometer (Unit #13, KS Lic #PWP-358)

     1991 INTERNATIONAL Twin Screw Vacuum Truck, S/N-1HTSHNHR2MH323333, p/b
          INTERNATIONAL DT-466 Diesel Engine, 15-Speed Transmission, 210" Wheelbase, Double Frame, 70-Barrel Fiberglass Lined Vacuum Tank w/Hydraulic Lid, Hydraulic System, CHELSEA PTO, 3" Vacuum Pump, 11R22.5 Tires, Spoke Wheels, 104,000 Miles on Odometer (Unit #14, KS Lic #PWP-362)

     1991 PETERBILT Twin Screw Vacuum Truck, S/N-1XPFD29X5MN304197, p/b CUMMINS
          Big Cam-3 Diesel Engine, 13-Speed Transmission, 234" Wheelbase, Air Ride Suspension, 80-Barrel Fiberglass Lined Vacuum Tank, MASSPORT 2" Vacuum Pump, 11R22.5 Tires, Budd Wheels, 1,021,000 Miles on Odometer (Unit #20, KS Lic #UBY-274)

     Bulk Cement Trucks

     1998 FORD Twin Screw Bulk Cement Truck, S/N-1FDYS96Y7WVA07324, p/b CUMMINS
          N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 204" Wheelbase, Double Frame, 8.5 CuYd Reconditioned Roller, Hydraulic System, CHELSEA PTO, 315/80R22.5 Front & 11R22.5 Rear Tires, Budd Wheels (Tires & Wheels Reported to be New), 150,616 Miles on Odometer, New Paint (Unit #29, KS Lic #USE-554) (Reported by Owner to Have Been Built March, 2004)

     1994 FORD 9000 Twin Screw Bulk Cement Truck, S/N-1FTYS95V1RVA40156, p/b
          CUMMINS M-11 Diesel Engine, 9-Speed Transmission, 200" Wheelbase, Double Frame, HENDRICKSON Suspension, 250-CuFt Roller, Hydraulic System (Reported to be New), CHELSEA PTO, 315/80R22.5 Front & 11R22.5 Rear Tires (New Tires), Budd Wheels, 810,000 Miles on Odometer (Unit #22, KS Lic #UBY-629) (Reported by Owner to Have Been Built in 2003)

     1990 FORD 9000 Twin Screw Bulk Cement Truck, S/N-1FDZY90T0LVA13493, p/b CAT
          3306 Diesel Engine, 8LL Transmission, 207" Wheelbase, Double Frame, HENDRICKSON Suspension, CHALLENGE 250-CuFt Roller, Hydraulic System, 385/65R22.5 Tires (New Tires), Budd Wheels, 359,000 Miles on Odometer (Unit #16, KS Lic #PWP-368) (Reported by Owner to Have Been Built in
          2001)

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
     1980 FORD 9000 Twin Screw Bulk Cement Truck, S/N-Y91WVHK1531, p/b CUMMINS
          Diesel Engine, 15-Speed Transmission, 188" Wheelbase, Double Frame, HENDRICKSON Suspension, CHALLENGE 250-CuFt Roller, Hydraulic System, 385/65R22.5 Front & 11R22.5 Rear Tires, Spoke Wheels, 259,000 Miles on Odometer (Unit #3, KS Lic #PWP-363)

     1981 INTERNATIONAL Twin Screw Bulk Cement Truck, S/N-1HTCF2574BGB19666, p/b
          CUMMINS Diesel Engine, EATON FULLER 10-Speed Transmission, 220" Wheelbase, Double frame, HENDRICKSON Suspension, (2) 200-CuFt Pneumatic Cement Pods, 385/65R22.5 Front & 11R22.5 Rear Tires, Spoke Wheels, Miles N/A (Unit #10, KS Lic #PWP-366)

     Pickups

     1992 CHEVROLET C2500 3/4-Ton Service Truck, S/N-2GBGC29K8N1257459, p/b GM
          V-8 Gas Engine, Fiberglass Utility Bed, 192,000 Miles on Odometer (Unit #18, KS Lic #PWP-367)

     2004 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3D7KU28C24G133910, p/b
          CUMMINS Diesel Engine (Recently Purchased), Miles N/A (Unit #30, KS Lic #USE-556)

     2003 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3D7KU286X3G712667, p/b
          CUMMINS Diesel Engine, 5-Speed Transmission, 59,706 Miles N/A (Unit #23, KS Lic #UBY-709)

     2001 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3B7KC236X1G815671, p/b
          CUMMINS Diesel Engine, 5-Speed Transmission, 125,000 Miles on Odometer (Unit #17, KS Lic #PWH-826)

     2003 FORD F250 3/4-Ton 4WD Crew Cab Pickup, S/N-1FTNW21PX3EB98184, p/b
          Power Stroke 6L Diesel Engine, Automatic Transmission, 156" Wheelbase, 20,250 Miles on Odometer (Unit #27, KS Lic #PWM-315)

     1997 ACT Trailer, S/N 45XPB1629VACD3230

Inventory & Supplies (list):

        CHEMICAL (CEMENTING)
        -----------------------------------------

        Flocele                   66 sks                          495.00
        Caclz                     47 sks                          799.00
        Metasilicate              10 sks                          250.00
        Gel                       24 sks                          108.00
        Kol-Seal                  160 sks                         960.00
        CFR2                      9 sks                           450.00
        Cal-Seal                  140 sks                         700.00
        Frac Sand                 20 sks                          100.00
        Salt                      7 sks                            35.00
        Regular Cement            1200 sks                      5,280.00
        Pozmix                    255 sks                         255.00
                                                          ---------------
                                                               $9,432.00
                                                          ---------------
        ACID
        -----------------------
        Acid                      4500 gallons                   3000.00
        Acid Chemicals                                           2000.00
                                                          ---------------
                                                               $5,000.00
                                                          ---------------
        TOTAL                                                 $14,432.00
                                                          ---------------
                                                          ---------------




         CENTRALIZERS                      CEMENT BASKETS                 TOP RUBBER PLUGS
         ------------                      --------------                 ----------------
    4 1/2      40       480.00        4 1/2       9       450.00       2 3/8       4       40.00
    5 1/2      14       170.00        5 1/2       6       300.00       2 7/8       7       70.00
    8 5/8       7       140.00        8 5/8       2       150.00       3 1/2       4       40.00
    9 5/8       2        40.00       10 3/4       1        100.0       4 1/2      27      400.00
   10 3/4       3        60.00                                         5 1/2      24      400.00
                                                                           7       6      150.00
                                                                       8 5/8       1       30.00
                      --------                         ---------                        --------
                      $ 890.00                         $1,000.00                       $1,130.00



         WOODEN PLUGS                     LATCH DOWN PLUGS                   GUIDE SHOES              WIRE CABLE SCRATCHERS
         ------------                     ----------------                   -----------              ---------------------
    4 1/2       6        60.00        4 1/2       2       150.00       4 1/2      11      330.00     4 1/2      8        120.00
    5 1/2      15       200.00        5 1/2       3       225.00       5 1/2       5      150.00
    8 5/8       2        40.00                                         8 5/8       1      100.00
                                                                       9 5/8       3      300.00
                     ---------                         ---------                        --------                      ---------
                       $300.00                           $375.00                         $880.00                        $120.00


       FLOAT SHOES B/S               FLOAT SHOES/FLAPPER VALVE            INSERT VALVES AFU
       ---------------               -------------------------            -----------------
    4 1/2       6       300.00        5 1/2      11       700.00       4 1/2       8      240.00
    5 1/2       1        75.00                                         5 1/2       6      260.00
                                                                       8 5/8       1      100.00
                                                                       9 5/8       1      100.00
                     ---------                         ---------                        --------
                       $375.00                           $700.00                         $700.00


       2 STAGE COLLARS                     TYPE "A" SHOES                  TYPE "B" SHOES                 FLOAT COLLAR
       ---------------                     --------------                  --------------                 ------------
    4 1/2       1     1,200.00        4 1/2       2     1,200.00       5 1/2       1      600.00        7"      1        100.00
    5 1/2       1     1,200.00        5 1/2       1       700.00
                     ---------                         ---------                        --------                       --------
                     $2,400.00                         $1,900.00                         $600.00                        $100.00




                                   EXHIBIT `B'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.


                             ~ Accounts Receivable ~




7:38 PM                   Blue Star Acid Service, Inc.
04/15/04                        A/R Aging Summary
                               As of April 9, 2004

                                                    Current     1 - 30    31 - 60   61 - 90       > 90      TOTAL
                                                    -------     ------    -------   -------       ----    ---------
        Blake Production Co., Inc.                 3,369.75       0.00       0.00      0.00       0.00     3,369.75
        C & E OIL                                  9,991.81       0.00       0.00      0.00       0.00     9,991.81
        Curry Oil                                  1,872.53       0.00       0.00      0.00       0.00     1,872.53
        Dart Cherokee Basin                        4,013.05     968.66       0.00      0.00       0.00     4,981.71
        Dunne Equities Operating, Inc.            13,482.51       0.00       0.00      0.00       0.00    13,482.51
        Gary Haas Oil Company                          0.00     581.99       0.00      0.00       0.00       581.99
        Gen Dor Oil                                4,760.52       0.00       0.00      0.00       0.00     4,760.52
        Glacier Petroleum                          2,455.99       0.00       0.00      0.00       0.00     2,455.99
        Haas Oil Company                            -555.72       0.00       0.00      0.00       0.00      -555.72
        Jackson Brothers, LLC                        694.94       0.00       0.00      0.00       0.00       694.94
        Kremeier Production & Operating Co.            0.00      56.21      52.58     56.21   3,912.48     4,077.48
        Layne Energy                              21,735.09       0.00       0.00      0.00       0.00    21,735.09
        Lorenz, James D                            1,238.40       0.00       0.00      0.00       0.00     1,238.40
        Penn-Virginia Oil & Gas                       49.42       0.00   3,295.30      0.00       0.00     3,344.72
        Performance Petroleum Co.                 15,947.94       0.00       0.00      0.00       0.00    15,947.94
        Perkins Oil Ent. Inc.                      3,630.14       0.00       0.00      0.00       0.00     3,630.14
        R&W Energies                               1,431.35       0.00       0.00      0.00       0.00     1,431.35
        Range Oil Co., Inc.                       12,175.09       0.00       0.00      0.00       0.00    12,175.09
        Shawmar Oil & Gas, Inc.                    6,374.02       0.00       0.00      0.00       0.00     6,374.02
        Twin Valley Enterprises                    3,138.99       0.00       0.00      0.00       0.00     3,138.99
                                                 ----------   --------   --------     -----   --------   ----------
        TOTAL                                    105,805.82   1,606.86   3,347.88     56.21   3,912.48   114,729.25
                                                 ==========   ========   ========     =====   ========   ==========



                                   EXHIBIT `C'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.




                     ~ Trade Payables to be paid by BUYER ~





 7:35 PM                     Blue Star Acid Service, Inc.
 04/12/04                       A/P Aging Summary
                               As of April 9, 2004

                                 Current  1 - 30   31 - 60  61 - 90   > 90     TOTAL
                                 ------- -------   -------  -------   ----   ---------
        GW Co Treasurer         3,584.63    0.00      0.00     0.00   0.00    3,584.63
        Home Lumber               102.05    0.00      0.00     0.00   0.00      102.05
        Mineral Solutions         575.00    0.00      0.00     0.00   0.00      575.00
        Monarch Cement         11,366.72    0.00      0.00     0.00   0.00   11,366.72
        NAPA                      119.72    0.00      0.00     0.00   0.00      119.72
        RM Trucking             1,136.83    0.00      0.00     0.00   0.00    1,136.83
        Russ McCoy                129.98    0.00      0.00     0.00   0.00      129.98
        Texaco/Shell              133.57    0.00      0.00     0.00   0.00      133.57
        Western Uniform           183.29    0.00      0.00     0.00   0.00      183.29
        Woodson Co Coop         3,375.30    0.00      0.00     0.00   0.00    3,375.30
                               ---------    ----      ----     ----   ----   ---------
        TOTAL                  20,707.09    0.00      0.00     0.00   0.00   20,707.09
                               =========    ====      ====     ====   ====   =========


                                  EXHIBIT `C-1'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.



 ~ Blue Star Operating and Mortgage Loan Documents with Home Bank & Trust Co. ~




                           Blue Star Acid Services, Inc.
             Current Loan Information With Home Bank & Trust Company
                                 April 12, 2004

                           Principal        Accrued
         Loan #            Balance          Interest      Per Diem
         ------            -------          --------      --------
         4.0156426         $98,631.01       $747.94        $ 19.18

         4.0121274         $25,382.03       $119.16        $  4.58


                                   EXHIBIT `D'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (the "Agreement") is entered into effective as of April __, 2004, by and between Blue Star Acid Services, Inc., a Kansas corporation ("Blue Star"), Wyoming Oil & Minerals, Inc., a Wyoming corporation and the sole shareholder of Blue Star ("WYOM;" Blue Star and WYOM are collectively referred to herein as "Seller") and Consolidated Oil Well Services, Inc., a Kansas corporation ("Buyer").

     1. Recitals. Seller and Buyer have entered into that certain Agreement dated April __, 2004 (the "Purchase Agreement"), under which Blue Star has agreed to sell to Buyer all of its Assets (as defined in the Purchase Agreement). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Purchase Agreement. Blue Star owes certain current (not over 30 days past invoice date) normal trade debt payables ("Trade Payables") that are listed on Exhibit C, which is attached to the Purchase Agreement and incorporated herein by reference and made a part hereof. Pursuant to the Purchase Agreement, Buyer has agreed to assume and pay or otherwise satisfy Blue Star's Trade Payables listed on Exhibit C, as well as those Trade Payables that have arisen in the ordinary course of business since April 9, 2004. In addition, Blue Star is the debtor of an operating loan issued by Home Bank & Trust Co. of Eureka, Kansas ("Lender") in the principle amount of $98,631.01 and a mortgage loan in the principal amount of $25,382.03 ("Loans"). Such Loans are reflected in the Promissory Note and Loan Documents attached as Exhibit C-1 to the Purchase Agreement and incorporated herein by reference and made a part hereof. Pursuant to the Purchase Agreement, Buyer has agreed to assume and pay or otherwise satisfy such Loans. Seller desires to assign the Trade Payables and Loans to Buyer, and Buyer desires to accept such assignment and assume the obligations thereunder from and after the effective date of this Agreement upon the terms and conditions hereinafter set forth. In consideration of these recitals, which are hereby incorporated herein and of the mutual covenants herein after set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     2. Assignment By Seller. Seller assigns to Buyer any and all of Seller's right, title, and interest in, to and under the Trade Payables and Loans.

     3. Acceptance and Assumption. Buyer accepts the foregoing assignment and agrees to assume and perform all promises, obligations, conditions and agreements under the Trade Payables and Loans to be performed by Seller after the date hereof. Specifically, Buyer agrees to satisfy the Trade Payables as they mature and to pay the Loans in full immediately after the closing or to pay them in accordance with their terms. Notwithstanding the foregoing, Buyer shall not assume, or become liable to pay, perform or discharge any liability for any Trade Payable or Loans (unless Buyer affirmatively elects otherwise in writing) where Seller is in default prior to the date hereof. Buyer warrants that it has received the consent of the Lender to assume the loans.

     4. Right to Assign. Seller represents and warrants that: (i) Seller may legally and validly assign the Trade Payables and Loans to Buyer without penalty or default or otherwise violating or breaching any of Seller's rights or obligations under the Trade Payables and Loans and (ii) Seller has not previously assigned or pledged any of its rights or interests in the Trade Payables and Loans.

     5. Indemnification by Buyer. Buyer hereby agrees to indemnify, defend and hold harmless Seller, and its directors, officers, affiliates, employees and agents, from and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including without limitation reasonable attorneys' fees) arising out of or relating to the breach by Buyer of any of the obligations, terms and/or covenants of Buyer under or pursuant to the Trade Payables and Loans or this Assignment, which obligations, terms and/or covenants accrue on or subsequent to the date hereof.

     6. Notices. Seller agrees that in the event it receives any notices or demands under any of the Trade Payables and Loans, including, without limitation, any notices of default or breach, it shall immediately deliver a copy of any such notices to Buyer at the address set forth in the Purchase Agreement, or at such other address as Buyer shall furnish to Seller from time to time in accordance with the provisions of the Purchase Agreement.

     7. Independent Covenants. Nothing contained in this Agreement shall be deemed to diminish any of the obligations, agreements, covenants, representations or warranties of Seller or Buyer contained in the Purchase Agreement.

     8. Miscellaneous.

          a. Amendment. No change in or amendment to this Agreement shall be valid unless set forth in writing and signed by both of the parties hereto.

          b. Attorneys' Fees. If any party shall commence any action or proceeding against the other that arises out of the provisions hereof or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover from the nonprevailing party all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

          c. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which when affixed together shall constitute but one and the same instrument. Signatures exchanged by facsimile shall be deemed original signatures for all purposes.

          d. Further Assurances. Seller shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and take such further action as Buyer may request in order to more effectively sell, assign, convey, transfer, reduce to possession and record title to any of the Trade Payables and Loans.

          e. Governing Law. This Agreement shall be governed in all respects by the laws of the state of Kansas.

          f. Severability. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision will be severed or modified to the extent necessary to make it enforceable, and as so severed or modified, the remainder of this Agreement shall remain in full force and effect.

          g. Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the day and year first above written.


BLUE STAR ACID SERVICES, INC., a Kansas corporation
By:_________________________
Name: ______________________
Its:_________________________

CONSOLIDATED OIL WELL SERVICES, INC., a Kansas corporation
By:_________________________
Name: ______________________
Its:_________________________

WYOMING OIL & MINERALS, INC., a Wyoming Corporation and sole shareholder of Blue Star Acid Services, Inc.
By:_________________________
Name: ______________________
Its:_________________________

                                   EXHIBIT `E'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.



            ~ Blue Star Debts and Liabilities Not Assumed by Buyer ~




                                    NOTE PAYABLE
                                    ------------

                                                  Approx.
                               Unit 30          $30,898.02

                               Unit 31          $30,898.02



                  YEAR        MAKE       MODEL   VEHICLE ID NUMBER
                  ----        ----       -----   -----------------

                  2004       Lexus      GX 470   JTJBT20X840025479

                  2004       Lexus      GX 470   JTJBT20X340025275

                                   EXHIBIT `F'
                            to the Agreement between
           WYOMING OIL & MINERALS, INC. & BLUE STAR ACID SERVICE, INC.
                    and CONSOLIDATED OIL WELL SERVICES, INC.

  ~ Pending Lawsuits or Pending or Known Potential Claims Regarding BLUE STAR,
                     the Property or Accounts Receivable ~




     NONE

                          - Corporation Warranty Deed -


THIS DEED made this 19th day of April, 2004, between BLUE STAR ACID SERVICE, INC. (GRANTOR) and CONSOLIDATED OIL WELL SERVICES, INC. (GRANTEE).

FOR ONE DOLLAR AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt of which is acknowledged, GRANTOR grants, bargains, sells, warrants and conveys to GRANTEE the following described real estate:

         A tract lying in the Northwest Quarter (NW/4) of Section 30, Township 29 South, Range 18 East, Neosho County, Kansas, described as:
         Commencing at the SE/c NW/4, thence N 00(0)00'00" E, (an assumed bearing), 597 feet along the quarter section line to the true point of beginning, thence N 89(0)58'25" W, parallel with the South line of said NW/4, 577.5 feet (35 rods); thence N 00(0)00'00" E, 294 feet, thence S 89(0)58'25" E, 577.5 feet to the quarter section line; thence S 00(0)00'00" W, 294 feet to the point of beginning, containing 3.9 acres, more or less

TO HAVE AND TO HOLD THE SAME, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, forever.

And GRANTOR does hereby covenant, promise and agree that at the delivery of this deed GRANTOR is lawfully seized in an absolute and indefeasible estate of inheritance, in fee simple, of and in the above described real estate, free, clear, discharged and unincumbered of and from all former and other grants, titles, estates, charges, judgments, taxes, assessments and incumbrances of whatever kind or nature except those of record, including taxes for the year 2004 and thereafter; and that the GRANTOR will forever warrant and defend the same against all and every person lawfully claiming or to claim the same by, through or under Grantor.

IN WITNESS WHEREOF, Grantor has caused this deed to be executed by its officer authorized to do so, on the day and year set forth above.

                                        Blue Star Acid Service, Inc.

                                        /s/ Russell W. McCoy
                                        ---------------------------------
                                        Russell W. McCoy
                                        President



STATE OF KANSAS, COUNTY OF NEOSHOW, ss:


     BE IT REMEMBERED that on this 19th day of April 2004, before me, the undersigned, a notary public in and for the County and State aforesaid, came Russell W. McCoy, president of Blue Star Acid Service, Inc., a corporation duly organized, incorporated and existing under and by virtue of the laws of the State of Kansas, who is personally known to me to be such officer and the same person who executed the within instrument of writing on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal, the day and year last above written.

                                       /s/ Denise V. Venneman
                                       ----------------------------------
                                       Notary Public
My term expires:

7/1/04

                         - Bill of Sale and Assignment -

     FOR ONE DOLLAR AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged, BLUE STAR ACID SERVICE, INC. does hereby sell, assign, transfer and convey to CONSOLIDATED OIL WELL SERVICES, INC. all BLUE STAR assets, operations, real estate, personal property, machinery and tools, vehicles, equipment, inventory and supplies, accounts, accounts and notes receivable, all leases, contract rights, licenses, permits, customer lists and rights of any kind and nature, including the names and marks of BLUE STAR, telephone numbers and listings, and goodwill, including the following:

 Equipment & Tools (list):

             2    Haliburton wire lines
             2    2" wash heads
             1    5 1/2" rotating cement swivel
             1    4 1/2" rotating cement swivel
             2    Martin Decker 6,000 psi recorders
             1    2" Haliburton Flow meter
             1    Ball injector gun
                 Cement heads
                   2   4 1/2"
                   3   5 1/2"
                   1   7"
                   2   8 5/8"
                   1   10 3/4"
                   1   2 7/8"
             2    60 gallon air compressors (1 @ Eureka shop; 1 @ Thayer shop)
             2    30 ton floor jacks
             1    Miller wire feed welder
             1    Oxygen Acetylene cutting torch
             2    Toyota 4,000 lb fork lifts -- approximately '89 and '90 models
                       (1 @ Eureka and 1 @ Thayer shop)
             1    1,100 cubic foot regular cement silo
             1    1,000 cubic foot pozmix silo
             1    500 Bbl. Frac tank
             1    16 foot car trailer (has title)
             2    office desks
             4    office chairs
             3    file cabinets

             1        Canon PC 940 copy machine
          Each foreman pickup equipped with miscellaneous hand tools, sockets, pipe wrenches, and other tools needed to complete their job duties

Vehicles (list year, make, model and VIN):

     Acid Pump Truck

     1996 FORD L9000 Twin Screw Acid Pump Truck, S/N-1FDYU90U1TVA25507, p/b
          CUMMINS N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 225" Wheelbase, Air Ride Suspension, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump p/b Hydraulic Motor, (2) 500-Gallon Acid Tanks, Hard Lines w/Rack, HALLIBURTON Flow Meter, Operator's Controls, 11R22.5 Tires, Budd Wheels, 400,564 Miles on Odometer (Unit #19, KS Lic #PWP-355) (Reported by Owner to Have Been Built in 2002)

     Cement Pump Trucks

     1997 FORD Louisville Twin Screw Cement Pump Truck, S/N-1FDYS96Y0VVA44441, p/b CUMMINS N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 230" Wheelbase, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 214,347 Miles on Odometer (Unit #21, KS Lic #UBY-784) (Reported by Owner to Have Been Built in May, 2002)

     1995 INTERNATIONAL 9200 Twin Screw Cement Pump Truck,
          S/N-2HSFMAHR5SC059443, p/b CUMMINS M-11 Diesel Engine, ROCKWELL 9-Speed Transmission, 230" Wheelbase, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 629,535 Miles on Odometer (Unit #25, KS Lic #PWP-360)

     1989 FORD L9000 Twin Screw Cement Pump Truck, S/N-1FDYA90W9KVA424449, p/b
          CUMMINS Big Cam-3 Diesel Engine, EATON FULLER 9-Speed Transmission, 248" Wheelbase, (2) 75-Gallon Fuel Tanks, PINION Triplex Plunger Pump, MISSION 4" x 5" Centrifugal Charging Pump, GARDNER DENVER FXX 5" x 8" Duplex Pump, CAT 3208 Diesel Deck Engine w/Radiator, Gauges, HALLIBURTON Flow Meter, 2-Compartment Steel Mixing Tank, 12-Barrel Capacity Per Compartment, Hoses, Hard Lines w/Rack, Swivel Joints, Operator's Controls, 11R22.5 Tires, Budd Wheels, 530,000 Miles on Odometer (Unit #12, KS Lic #PWP-357) (Reported by Owner to Have Been Built in 2001)

     Vacuum Trucks

     1989 FORD L9000 Twin Screw Vacuum Truck, S/N-1FDYA90W7KVA42465, p/b CUMMINS
          Big Cam-4 Diesel Engine, Manual Transmission, 248" Wheelbase, Double Frame, 80-Barrel Fiberglass Lined Vacuum Tank (Reported to be New), BOWIE 3" Gear Pump, MASSPORT 2" Vacuum Pump, Hydraulic System, 11R24.5 Tires, Budd Wheels, 584,000 Miles on Odometer (Unit #24, KS Lic #UBY-764) (Reported by Owner to Have Been Built in 2001)

     1991 INTERNATIONAL 9400 Twin Screw Vacuum Truck, S/N-2HSFHBAR6MC048149, p/b
          CUMMINS L-10 Diesel Engine, 15-Speed Manual Transmission, 218" Wheelbase, Air Ride Suspension, 80-Barrel Fiberglass Lined Vacuum Tank, Hydraulic System (Reported New in 2002), CHALLENGER 360 Vacuum Pump, 11R22.5 Tires, Budd Wheels, 661,000 Miles on Odometer (Unit #13, KS Lic #PWP-358)

     1991 INTERNATIONAL Twin Screw Vacuum Truck, S/N-1HTSHNHR2MH323333, p/b
          INTERNATIONAL DT-466 Diesel Engine, 15-Speed Transmission, 210" Wheelbase, Double Frame, 70-Barrel Fiberglass Lined Vacuum Tank w/Hydraulic Lid, Hydraulic System, CHELSEA PTO, 3" Vacuum Pump, 11R22.5 Tires, Spoke Wheels, 104,000 Miles on Odometer (Unit #14, KS Lic #PWP-362)

     1991 PETERBILT Twin Screw Vacuum Truck, S/N-1XPFD29X5MN304197, p/b CUMMINS
          Big Cam-3 Diesel Engine, 13-Speed Transmission, 234" Wheelbase, Air Ride Suspension, 80-Barrel Fiberglass Lined Vacuum Tank, MASSPORT 2" Vacuum Pump, 11R22.5 Tires, Budd Wheels, 1,021,000 Miles on Odometer (Unit #20, KS Lic #UBY-274)

     Bulk Cement Trucks

     1998 FORD Twin Screw Bulk Cement Truck, S/N-1FDYS96Y7WVA07324, p/b CUMMINS
          N-14 Diesel Engine, EATON FULLER 10-Speed Transmission, 204" Wheelbase, Double Frame, 8.5 CuYd Reconditioned Roller, Hydraulic System, CHELSEA PTO, 315/80R22.5 Front & 11R22.5 Rear Tires, Budd Wheels (Tires & Wheels Reported to be New), 150,616 Miles on Odometer, New Paint (Unit #29, KS Lic #USE-554) (Reported by Owner to Have Been Built March, 2004)

     1994 FORD 9000 Twin Screw Bulk Cement Truck, S/N-1FTYS95V1RVA40156, p/b
          CUMMINS M-11 Diesel Engine, 9-Speed Transmission, 200" Wheelbase, Double Frame, HENDRICKSON Suspension, 250-CuFt Roller, Hydraulic System (Reported to be New), CHELSEA PTO, 315/80R22.5 Front & 11R22.5 Rear Tires (New Tires), Budd Wheels, 810,000 Miles on Odometer (Unit #22, KS Lic #UBY-629) (Reported by Owner to Have Been Built in 2003)

     1990 FORD 9000 Twin Screw Bulk Cement Truck, S/N-1FDZY90T0LVA13493, p/b CAT
          3306 Diesel Engine, 8LL Transmission, 207" Wheelbase, Double Frame, HENDRICKSON Suspension, CHALLENGE 250-CuFt Roller, Hydraulic System, 385/65R22.5 Tires (New Tires), Budd Wheels, 359,000 Miles on Odometer (Unit #16, KS Lic #PWP-368) (Reported by Owner to Have Been Built in
          2001)

     1980 FORD 9000 Twin Screw Bulk Cement Truck, S/N-Y91WVHK1531, p/b CUMMINS
          Diesel Engine, 15-Speed Transmission, 188" Wheelbase, Double Frame, HENDRICKSON Suspension, CHALLENGE 250-CuFt Roller, Hydraulic System, 385/65R22.5 Front & 11R22.5 Rear Tires, Spoke Wheels, 259,000 Miles on Odometer (Unit #3, KS Lic #PWP-363)

     1981 INTERNATIONAL Twin Screw Bulk Cement Truck, S/N-1HTCF2574BGB19666, p/b
          CUMMINS Diesel Engine, EATON FULLER 10-Speed Transmission, 220" Wheelbase, Double frame, HENDRICKSON Suspension, (2) 200-CuFt Pneumatic Cement Pods, 385/65R22.5 Front & 11R22.5 Rear Tires, Spoke Wheels, Miles N/A (Unit #10, KS Lic #PWP-366)

     Pickups

     1992 CHEVROLET C2500 3/4-Ton Service Truck, S/N-2GBGC29K8N1257459, p/b GM
          V-8 Gas Engine, Fiberglass Utility Bed, 192,000 Miles on Odometer (Unit #18, KS Lic #PWP-367)

     2004 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3D7KU28C24G133910, p/b
          CUMMINS Diesel Engine (Recently Purchased), Miles N/A (Unit #30, KS Lic #USE-556)

     2003 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3D7KU286X3G712667, p/b
          CUMMINS Diesel Engine, 5-Speed Transmission, 59,706 Miles N/A (Unit #23, KS Lic #UBY-709)

     2001 DODGE 2500 3/4-Ton 4WD Quad Cab Pickup, S/N-3B7KC236X1G815671, p/b
          CUMMINS Diesel Engine, 5-Speed Transmission, 125,000 Miles on Odometer (Unit #17, KS Lic #PWH-826)

     2003 FORD F250 3/4-Ton 4WD Crew Cab Pickup, S/N-1FTNW21PX3EB98184, p/b
          Power Stroke 6L Diesel Engine, Automatic Transmission, 156" Wheelbase, 20,250 Miles on Odometer (Unit #27, KS Lic #PWM-315)

     1997 ACT Trailer, S/N 45XPB1629VACD3230

Inventory & Supplies (list):

        CHEMICAL (CEMENTING)
        -------------------------------------------

        Flocele                     66 sks                             495.00
        Caclz                       47 sks                             799.00
        Metasilicate                10 sks                             250.00
        Gel                         24 sks                             108.00
        Kol-Seal                    160 sks                            960.00
        CFR2                        9 sks                              450.00
        Cal-Seal                    140 sks                            700.00
        Frac Sand                   20 sks                             100.00
        Salt                        7 sks                               35.00
        Regular Cement              1200 sks                         5,280.00
        Pozmix                      255 sks                            255.00
                                                               ---------------
                                                                    $9,432.00
                                                               ---------------
        ACID
        --------------------------
        Acid                        4500 gallons                      3000.00
        Acid Chemicals                                                2000.00
                                                               ---------------
                                                                    $5,000.00
                                                               ---------------
        TOTAL                                                      $14,432.00
                                                               ---------------
                                                               ---------------




         CENTRALIZERS                      CEMENT BASKETS                 TOP RUBBER PLUGS
         ------------                      --------------                 ----------------
    4 1/2      40       480.00        4 1/2       9       450.00       2 3/8       4       40.00
    5 1/2      14       170.00        5 1/2       6       300.00       2 7/8       7       70.00
    8 5/8       7       140.00        8 5/8       2       150.00       3 1/2       4       40.00
    9 5/8       2        40.00       10 3/4       1        100.0       4 1/2      27      400.00
   10 3/4       3        60.00                                         5 1/2      24      400.00
                                                                           7       6      150.00
                                                                       8 5/8       1       30.00
                      --------                         ---------                        --------
                      $ 890.00                         $1,000.00                       $1,130.00



         WOODEN PLUGS                     LATCH DOWN PLUGS                   GUIDE SHOES              WIRE CABLE SCRATCHERS
         ------------                     ----------------                   -----------              ---------------------
    4 1/2       6        60.00        4 1/2       2       150.00       4 1/2      11      330.00     4 1/2      8        120.00
    5 1/2      15       200.00        5 1/2       3       225.00       5 1/2       5      150.00
    8 5/8       2        40.00                                         8 5/8       1      100.00
                                                                       9 5/8       3      300.00
                     ---------                         ---------                        --------                      ---------
                       $300.00                           $375.00                         $880.00                        $120.00


       FLOAT SHOES B/S               FLOAT SHOES/FLAPPER VALVE            INSERT VALVES AFU
       ---------------               -------------------------            -----------------
    4 1/2       6       300.00        5 1/2      11       700.00       4 1/2       8      240.00
    5 1/2       1        75.00                                         5 1/2       6      260.00
                                                                       8 5/8       1      100.00
                                                                       9 5/8       1      100.00
                     ---------                         ---------                        --------
                       $375.00                           $700.00                         $700.00


       2 STAGE COLLARS                     TYPE "A" SHOES                  TYPE "B" SHOES                 FLOAT COLLAR
       ---------------                     --------------                  --------------                 ------------
    4 1/2       1     1,200.00        4 1/2       2     1,200.00       5 1/2       1      600.00        7"      1        100.00
    5 1/2       1     1,200.00        5 1/2       1       700.00
                     ---------                         ---------                        --------                       --------
                     $2,400.00                         $1,900.00                         $600.00                        $100.00




         DATED this 19th day of April, 2004.



                                              Blue Star Acid Service, Inc.


                                              /s/ Russell W. McCoy
                                              ---------------------------------
                                              President